RFMSI MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-SA2






                           $497,000,100 (APPROXIMATE)
                          PUBLICLY OFFERED CERTIFICATES




                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                                    Depositor




                         RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer

_______________________________________________________________________________
              GREENWICH CAPITAL [GRAPHIC OMITTED][GRAPHIC OMITTED]

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



              PRELIMINARY TERM SHEET DATE PREPARED: AUGUST 14, 2002

            RFMSI MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-SA2

             $497,000,100 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)
                          PUBLICLY OFFERED CERTIFICATES
           FIVE YEAR HYBRID ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

============ ============= ============ =================== ============== ================= ===================
              Principal
                 (1)                                          Interest
  Class      Amount ($)    WAL (Yrs)      Payment Window     Rate Type      Tranche Type      Expected Ratings
              (Approx.)        (2)          (Mths)(2)                                           S&P/Moody's
              ---------        ---          ---------                                           -----------
    A-1      475,000,000   2.49/ 2.99       1-59/1-149         WAC (3)          Senior            AAA/ Aaa
    A-2       10,000,000                                       WAC (3)     Senior Mezzanine       AAA/ Aaa
     R           100           N/A             N/A             WAC (3)     Senior/Residual        AAA/ Aaa
    M-1       5,750,000                                        WAC (3)       Subordinate           AA/Aa2
    M-2       4,000,000                                        WAC (3)       Subordinate            A/A2
    M-3       2,250,000                                        WAC (3)       Subordinate         BBB/ Baa2
------------ ---------------------------------------------- -------------- ----------------- -------------------
    B-1                        Privately                       WAC (3)       Subordinate           BB/ NR
                                Placed
                             Certificates
    B-2                                                        WAC (3)       Subordinate           B/ NR
    B-3                                                        WAC (3)       Subordinate           NR/ NR
============ ============================================== ============== ================= ===================
   TOTAL     $497,000,100

(1) The Certificates (as described herein) are collateralized primarily by five year hybrid adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) All Classes of Certificates are subject to a 10% optional termination as described herein. The Class A-1, Class A-2, Class M-1, Class M-2 and Class M-3 Certificates are shown to the Weighted Average Roll Date and to maturity. See "Pricing Prepayment Speed" herein.

(3) The Certificate Interest Rate for each of the Certificates will be equal to the Net WAC of the Mortgage Loans.


_______________________________________________________________________________
              GREENWICH CAPITAL [GRAPHIC OMITTED][GRAPHIC OMITTED]

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:            Residential Funding Mortgage Securities I, Inc.

Seller and
Master Servicer:      Residential Funding Corporation.

Underwriter:          Greenwich Capital Markets, Inc.

Trustee:              Bank One, National Association.

Rating Agencies:  Standard and Poor's,  a division of The McGraw Hill Companies,
     Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") will rate the Offered Certificates.

Statistical Calculation
Date:                 August 1, 2002.

Cut-off Date:         September 1, 2002.

Pricing Date:         On or about August [15], 2002.

Closing Date:         On or about September 27, 2002.

Settlement Date: The "SETTLEMENT  DATE" for the Class A-1  Certificates  will be
     September 30, 2002.

Distribution Date: Beginning on October 25, 2002 and thereafter on the 25th of each month or, if such day is not a business day, the next business day.

Certificates:         The "SENIOR  CERTIFICATES"  will  consist of the Class A-1
                      and  Class  A-2   Certificates   (the  "SENIOR   MEZZANINE
                      CERTIFICATES"    and   together   with   the   Class   A-1
                      Certificates,  the "CLASS A CERTIFICATES") and the Class R
                      Certificates.

                      The "SUBORDINATE CERTIFICATES" will consist of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES". Only the Senior Certificates and the Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "OFFERED CERTIFICATES") are being offered publicly.

Registration:         The   Offered   Certificates   (except  for  the  Class  R
                      Certificate)  will be made  available in  book-entry  form
                      through  DTC.  The  Class  R  Certificate   will  be  made
                      available in registered physical form.

Federal Tax Treatment: It is anticipated that the Offered Certificates (except for the Class R Certificate) will be treated as REMIC regular interests for tax purposes. The Class R Certificate will represent ownership of a REMIC residual interest for tax purposes.

ERISA Eligibility: The Offered Certificates (except for the Class R Certificate) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.


_______________________________________________________________________________
              GREENWICH CAPITAL [GRAPHIC OMITTED][GRAPHIC OMITTED]

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

SMMEA                 Treatment:   Senior   Certificates   and  the   Class  M-1
                      Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the trust and the Certificates at the option of the Master Servicer once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "OPTIONAL TERMINATION DATE").

Pricing Prepayment
Speed:

                    The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Weighted Average
Roll Date:            The Distribution Date in August 2007.

Mortgage Loans:

                    As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein was approximately $223,476,334 (the "STATISTICAL CALCULATION MORTGAGE LOANS"). Approximately 11.70% of the Statistical Calculation Mortgage Loans are required to make payments of interest only for the first 60 months following origination. Approximately [6.00]% of the Statistical Calculation Mortgage Loans were originated with exceptions to the underwriting guidelines of Residential Funding Corporation's Jumbo A program. For further information regarding the Statistical Calculation Mortgage Loans, please see the attached collateral description. On or prior to the Closing Date, additional mortgage loans having similar characteristics to the Statistical Calculation Mortgage
                    Loans will be added to the trust (the "ADDITIONAL MORTGAGE LOANS", and together with the Statistical Calculation Mortgage Loans, the "MORTGAGE LOANS") resulting in an aggregate principal balance for the Mortgage Loans of approximately $500,000,000 as of the Cut-off Date.

Accrued Interest: The price to be paid by investors for the Class A-1 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date (29 days).

Interest Accrual Period: The interest accrual period with respect to the Offered Certificates and any Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:

                    Senior/subordinate, shifting interest structure. The credit enhancement information shown below is preliminary and subject to final rating agency approval.

                      Credit enhancement for the Class A-1 Certificates will consist of the subordination of the Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [5.00]% total subordination.

                      Credit enhancement for the Class A-2 Certificates will consist of the subordination of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [3.00]% total subordination.

                      Credit enhancement for the Class M-1 Certificates will consist of the subordination of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [1.85]% total subordination.


_______________________________________________________________________________
              GREENWICH CAPITAL [GRAPHIC OMITTED][GRAPHIC OMITTED]

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                      Credit enhancement for the Class M-2 Certificates will consist of the subordination of the Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [1.05]% total subordination.

                      Credit enhancement for the Class M-3 Certificates will consist of the subordination of the Class B-1, Class B-2 and Class B-3 Certificates, initially [0.60]% total subordination.

Shifting Interest:

                    The Senior Certificates and the Subordinate Certificates will receive their pro-rata share of scheduled principal, to the extent of available funds, as described in "Certificates Priority of Distributions" herein. Until the first Distribution Date occurring after September 2007, the Subordinate Certificates will be locked out from receipt of any unscheduled principal prepayments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled (subject to the collateral performance triggers described in the prospectus supplement) prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                     October 2002 - September 2007       0%     Pro  Rata Share
                     October 2007 - September 2008     30%      Pro  Rata Share
                     October 2008 - September 2009     40%      Pro  Rata Share
                     October 2009 - September 2010     60%      Pro  Rata Share
                     October 2010 - September 2011     80%      Pro  Rata Share
                     October 2011 and after           100%      Pro  Rata Share

                      Notwithstanding the foregoing, if the credit enhancement percentage supported by the Subordinate Certificates doubles (from the initial credit enhancement percentage), all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate
                      Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage supported by the Subordinate Certificates has doubled prior to the 37th Distribution Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to 100% of their pro-rata share of scheduled principal but only 50% of their pro-rata share of unscheduled principal prepayments until the 37th Distribution Date.

                      Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.



_______________________________________________________________________________
              GREENWICH CAPITAL [GRAPHIC OMITTED][GRAPHIC OMITTED]

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of
Realized Losses:

                    Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Class B-1, Class B-2 and Class B-3 Certificates in reverse order of their numerical class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class M-1, Class M-2 and Class M-3 Certificates in reverse order of their numerical class designations, in each case until the respective class principal balance has been reduced to zero; thereafter as follows; first, to the Class A-2 Certificates until the class principal balance thereof has been reduced to zero; and second, to the Class A-1 Certificates until the class principal balance thereof has been reduced to zero.

                      Excess losses will be allocated to the principal balance of each class of Certificates on a pro-rata basis.

Certificates Priority
of Distributions:

                    Available funds from the Mortgage Loans will be distributed in the following order of priority:

                    1) Senior Certificates, on a pro-rata basis, accrued and unpaid interest at the related Certificate Interest Rate.

                    2) Class R Certificates, principal, until the principal balance thereof is reduced to zero.

                    3) To the Class A Certificates, principal allocable to such classes in the following manner and order of priority:

                    A) First, to Class A-1 Certificates until the principal balance thereof has been reduced to zero; and

                    B) Second, to Class A-2 Certificates until the principal balance thereof has been reduced to zero.

                    4) Class M-1 Certificates, accrued and unpaid interest at the related Class M-1 Certificate Interest Rate.

                    5) Class M-1 Certificates, principal allocable to such class, until the principal balance thereof has been reduced to zero.

                    6) Class M-2 Certificates, accrued and unpaid interest at the related Class M-2 Certificate Interest Rate.

                    7) Class M-2 Certificates, principal allocable to such class, until the principal balance thereof has been reduced to zero.

                    8) Class M-3 Certificates, accrued and unpaid interest at the related Class M-3 Certificate Interest Rate.

                    9) Class M-3 Certificates, principal allocable to such class, until the principal balance thereof has been reduced to zero.

                    10) Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal, in each case until the principal balance thereof has been reduced to zero.

                    11)  Class R Certificates, any remaining amount.


_______________________________________________________________________________
              GREENWICH CAPITAL [GRAPHIC OMITTED][GRAPHIC OMITTED]

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



________________________________________________________________________________
GREENWICH CAPITAL (GRAPHIC OMITTED)

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


------------------------------------------------------------------------------------------
                      STATISTICAL CALCULATION MORTGAGE LOAN STATISTICS
                  SCHEDULED BALANCES AS OF THE STATISTICAL CALCULATION DATE

------------------------------------------------------------------------------------------
                                                 $223,476,334

TOTAL CURRENT BALANCE
NUMBER OF LOANS                                           527

                                                                             MINIMUM        MAXIMUM
AVERAGE ORIGINAL MORTGAGE LOAN BALANCE               $424,774                $97,121     $1,000,000

WEIGHTED AVERAGE MORTGAGE
RATE                                                    6.198  %               5.000          7.125  %
WEIGHTED AVERAGE NET MORTGAGE
RATE                                                    5.898  %               4.700          6.825  %

WEIGHTED AVERAGE NOTE
MARGIN                                                  2.482  %               2.000          2.875  %
WEIGHTED AVERAGE MAXIMUM MORTGAGE
RATE                                                   11.218  %              10.000         12.875  %
WEIGHTED AVERAGE FIRST RATE
CAP                                                     4.879  %               1.000          5.125  %
WEIGHTED AVERAGE PERIODIC RATE
CAP                                                     1.941  %               1.000          2.000  %

WEIGHTED AVERAGE ORIGINAL LTV
RATIO                                                   70.56  %               22.00          95.00  %

WEIGHTED AVERAGE CREDIT
SCORE                                                     736                    620            813

WEIGHTED AVERAGE ORIGINAL
TERM                                                      360  months            360            360  months
WEIGHTED AVERAGE REMAINING
TERM                                                      358  months            350            360  months

WEIGHTED AVERAGE MONTHS TO
ROLL                                                       58  months             50             60  months

TOP STATE CONCENTRATIONS                         46.55 %  California,  8.67 %  Virginia,  7.22 %
($)                                             Maryland
MAXIMUM ZIP CODE CONCENTRATION
($)                                                2.13 %  92130

FIRST PAY                                                               Nov 01,         Sep 01,
DATE                                                                   2001           2002
MATURITY                                                                Oct 01,         Aug 01,
DATE                                                                   2031           2032


GRERENWICH CAPITAL (GRAPHIC OMITTED)
________________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.




                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
INDEX                                            MORTGAGE LOANS              DATE              DATE
-----                                            --------------              ----              ----
 1 Yr LIBOR                                                 292   $119,227,950.81            53.35%
 1 Yr CMT                                                   205     90,393,789.68             40.45
 6 Mo LIBOR                                                  30     13,854,593.03              6.20
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
DELINQUENCY STATUS                               MORTGAGE LOANS              DATE              DATE
------------------                               --------------              ----              ----
 Current                                                    527   $223,476,333.52           100.00%
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
ORIGINAL MORTGAGE LOAN BALANCE ($)               MORTGAGE LOANS              DATE              DATE
----------------------------------               --------------              ----              ----
 0- 100,000                                                   2       $197,024.06             0.09%
 100,001- 200,000                                            34      5,324,449.31              2.38
 200,001- 300,000                                            31      8,230,187.20              3.68
 300,001- 400,000                                           226     80,697,036.65             36.11
 400,001- 500,000                                           121     54,469,459.79             24.37
 500,001- 600,000                                            50     27,718,111.48             12.40
 600,001- 700,000                                            36     23,211,331.41             10.39
 700,001- 800,000                                             7      5,245,588.12              2.35
 800,001- 900,000                                            10      8,632,957.00              3.86
 900,001- 1,000,000                                          10      9,750,188.50              4.36
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================


GRERENWICH CAPITAL (GRAPHIC OMITTED)
________________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.




                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
MORTGAGE RATE (%)                                MORTGAGE LOANS              DATE              DATE
-----------------                                --------------              ----              ----
5.000-5.124                                                   1       $336,000.00             0.15%
5.125-5.249                                                   1        176,000.00              0.08
5.250-5.374                                                   1        400,000.00              0.18
5.375-5.499                                                   3      1,113,000.00              0.50
5.500-5.624                                                  10      3,830,049.62              1.71
5.625-5.749                                                  20      8,116,546.64              3.63
5.750-5.874                                                  40     17,529,045.44              7.84
5.875-5.999                                                  56     23,046,379.35             10.31
6.000-6.124                                                  64     27,300,094.73             12.22
6.125-6.249                                                  71     30,033,670.50             13.44
6.250-6.374                                                  60     24,917,100.91             11.15
6.375-6.499                                                  53     21,238,941.39              9.50
6.500-6.624                                                  63     29,127,691.40             13.03
6.625-6.749                                                  44     18,346,766.53              8.21
6.750-6.874                                                  32     14,792,072.43              6.62
6.875-6.999                                                   6      2,337,821.78              1.05
7.000-7.124                                                   1        483,204.23              0.22
7.125-7.249                                                   1        351,948.57              0.16
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
NET MORTGAGE RATE (%)                            MORTGAGE LOANS              DATE              DATE
---------------------                            --------------              ----              ----
4.500-4.999                                                   3       $912,000.00             0.41%
5.000-5.499                                                  73     30,588,641.70             13.69
5.500-5.999                                                 251    105,297,245.49             47.12
6.000-6.499                                                 192     83,505,471.75             37.37
6.500-6.999                                                   8      3,172,974.58              1.42
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
NOTE MARGIN (%)                                  MORTGAGE LOANS              DATE              DATE
---------------                                  --------------              ----              ----
2.000                                                         1       $304,169.25             0.14%
2.250                                                       282    119,625,033.19             53.53
2.750                                                       243    103,114,417.40             46.14
2.875                                                         1        432,713.68              0.19
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
---------------------------------------------- ----------------- ----------------- -----------------

GRERENWICH CAPITAL (GRAPHIC OMITTED)
________________________________________________________________________________
The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
MAXIMUM MORTGAGE RATE (%)                        MORTGAGE LOANS              DATE              DATE
-------------------------                        --------------              ----              ----
 10.000- 10.999                                             123    $50,289,179.31            22.50%
 11.000- 11.999                                             399    171,619,758.73             76.80
 12.000- 12.875                                               5      1,567,395.48              0.70
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
FIRST RATE CAP (%)                               MORTGAGE LOANS              DATE              DATE
------------------                               --------------              ----              ----
1.000                                                         1       $343,930.94             0.15%
2.000                                                        20      8,373,393.83              3.75
3.000                                                         1        342,247.40              0.15
5.000                                                       503    213,319,828.54             95.46
5.125                                                         2      1,096,932.81              0.49
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
PERIODIC RATE CAP (%)                            MORTGAGE LOANS              DATE              DATE
---------------------                            --------------              ----              ----
1.000                                                        30    $13,252,709.25             5.93%
2.000                                                       497    210,223,624.27             94.07
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
NEXT INTEREST RATE ADJUSTMENT DATE               MORTGAGE LOANS              DATE              DATE
----------------------------------               --------------              ----              ----
October 2006                                                  1       $832,157.21             0.37%
November 2006                                                 5      2,411,355.63              1.08
December 2006                                                 5      2,945,143.93              1.32
January 2007                                                  2        648,100.19              0.29
Feburary 2007                                                 3      1,185,253.53              0.53
March 2007                                                    5      2,535,079.57              1.13
April 2007                                                   20      7,894,281.82              3.53
May 2007                                                     24     10,710,938.16              4.79
June 2007                                                   248    108,801,858.85             48.69
July 2007                                                   123     50,136,711.38             22.44
August 2007                                                  91     35,375,453.25             15.83
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

GRERENWICH CAPITAL (GRAPHIC OMITTED)
________________________________________________________________________________
The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.






                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
ORIGINAL LTV RATIO (%)                           MORTGAGE LOANS              DATE              DATE
----------------------                           --------------              ----              ----
0.01-50.00                                                   33    $13,165,106.72             5.89%
50.01-55.00                                                  25     10,545,632.70              4.72
55.01-60.00                                                  43     20,488,507.82              9.17
60.01-65.00                                                  33     17,154,105.21              7.68
65.01-70.00                                                  67     34,124,646.85             15.27
70.01-75.00                                                  82     33,690,369.42             15.08
75.01-80.00                                                 231     89,845,268.74             40.20
80.01-85.00                                                   3      1,091,723.99              0.49
85.01-90.00                                                   8      2,849,692.37              1.28
90.01-95.00                                                   2        521,279.70              0.23
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
CREDIT SCORE                                     MORTGAGE LOANS              DATE              DATE
------------                                     --------------              ----              ----
 620- 639                                                    13     $5,638,794.44             2.52%
 640- 659                                                    16      6,567,844.88              2.94
 660- 679                                                    31     11,357,259.40              5.08
 680- 699                                                    50     22,387,892.73             10.02
 700- 719                                                    74     32,529,318.71             14.56
 720- 739                                                    69     27,712,896.64             12.40
 740- 759                                                    82     33,868,569.61             15.16
 760- 779                                                   107     43,924,050.81             19.65
 780- 799                                                    72     34,468,345.38             15.42
 800 Or Greater                                              13      5,021,360.92              2.25
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
AMORTIZATION                                     MORTGAGE LOANS              DATE              DATE
------------                                     --------------              ----              ----
 Fully Amortizing                                           470   $197,320,011.77            88.30%
 Interest Only                                               57     26,156,321.75             11.70
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

GRERENWICH CAPITAL (GRAPHIC OMITTED)
________________________________________________________________________________
The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.






                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
DOCUMENTATION TYPE                               MORTGAGE LOANS              DATE              DATE
------------------                               --------------              ----              ----
 Full Documentation                                         466   $198,548,569.75            88.85%
 Reduced Documentation                                       61     24,927,763.77             11.15
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
LOAN PURPOSE                                     MORTGAGE LOANS              DATE              DATE
------------                                     --------------              ----              ----
 Rate/Term Refinance                                        234   $102,379,306.09            45.81%
 Purchase                                                   225     94,518,676.84             42.29
 Equity Refinance                                            68     26,578,350.59             11.89
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
OCCUPANCY TYPE                                   MORTGAGE LOANS              DATE              DATE
--------------                                   --------------              ----              ----
 Primary Residence                                          519   $220,116,584.03            98.50%
 Second/Vacation                                              8      3,359,749.49              1.50
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
PROPERTY TYPE                                    MORTGAGE LOANS              DATE              DATE
-------------                                    --------------              ----              ----
 Single-Family Detached                                     347   $149,963,679.30            67.10%
 Planned Unit Developments (Detached)                       136     58,734,164.72             26.28
 Condo Low-Rise (Less Than 5 Stories)                        21      7,111,899.77              3.18
 Planned Unit Developments (Atttached)                       14      4,188,702.83              1.87
 Townhouse                                                    5      1,828,536.51              0.82
 Two-to Four-Family Units                                     3      1,311,264.41              0.59
 Modular                                                      1        338,085.98              0.15
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================

GRERENWICH CAPITAL (GRAPHIC OMITTED)
________________________________________________________________________________
The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.






                                                                                     % OF AGGREGATE
                                                                        PRINCIPAL         PRINCIPAL
                                                                          BALANCE           BALANCE
                                                                   OUTSTANDING AS    OUTSTANDING AS
                                                      NUMBER OF                OF                OF
                                                                   THE STAT CALC     THE STAT CALC
STATE                                            MORTGAGE LOANS              DATE              DATE
-----                                            --------------              ----              ----
 California                                                 246   $104,030,099.51            46.55%
 Virginia                                                    46     19,374,866.96              8.67
 Maryland                                                    38     16,131,466.21              7.22
 Washington                                                  26     10,536,279.68              4.71
 Michigan                                                    22     10,367,402.57              4.64
 Arizona                                                     20      8,629,765.81              3.86
 Illinois                                                    18      8,267,243.08              3.70
 District Of Columbia                                        15      6,887,579.10              3.08

 All Others ( 24 )                                           96    $39,251,630.60            17.56%
---------------------------------------------- ----------------- ----------------- -----------------
TOTAL                                                       527   $223,476,333.52           100.00%
============================================== ================= ================= =================


GRERENWICH CAPITAL (GRAPHIC OMITTED)
________________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.